================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (DATE OF EARLIEST EVENT REPORTED) July 31, 2003

                              EVERGREEN SOLAR, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 ----------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


               000-31687                            04-3242254
               ---------                            ----------
      (COMMISSION FILE NUMBER NO.)       (IRS EMPLOYER IDENTIFICATION NO.)


                              259 CEDAR HILL STREET
                               MARLBORO, MA 01752
               ---------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

               Registrant's telephone number, including area code:

                                 (508) 357-2221
                       ----------------------------------

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 31, 2003, the Company issued a press release regarding its financial results for the quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                              EVERGREEN SOLAR, INC.
                                                     (Registrant)


Dated: July 31, 2003                 By:/s/ Richard G. Chleboski
                                        ----------------------------------------
                                        Richard G. Chleboski
                                         Chief Financial Officer, Vice
                                         President, Treasurer and Secretary





















                                       3